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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported):  May 6, 1999


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   5 Post Oak Park, Suite 1170, Houston, Texas                     77027
   -------------------------------------------                   ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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ITEM 5.    OTHER EVENTS
-------    ---------------------------------------------------

     At the Company's Annual Meeting of Stockholders held on May 6, 1999, the stockholders of the Company approved the election of all nominated directors. Of the 7,447,680 shares of common stock present in person or by proxy, votes were cast in favor of electing the nominees for director or withheld as indicated below:


Nominee                 In Favor          Withheld
-------                 --------          --------
David J. Butters        7,361,544         86,136
Norman G. Cohen         7,361,544         86,136
Marshall A. Crowe       7,361,544         86,136
Louis S. Gimbel, 3rd    7,361,544         86,136
Robert B. Millard       7,361,544         86,136
Bruce A. Streeter       7,361,544         86,136








                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: August 24, 1999                       By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Executive Vice President and
                                            Chief Financial Officer












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